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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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AUGUST 14, 2002 (Date of earliest event reported)      Commission file number: 000-28131
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                        PILOT THERAPEUTICS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                   56-2280858
     (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                   Identification No.)

                            101 NORTH CHESTNUT STREET
                       WINSTON-SALEM, NORTH CAROLINA 27101
                    (Address of principal executive offices)
                                   (Zip code)


                                 (336) 725-2222
              (Registrant's telephone number, including area code)


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ITEM 9        REGULATION FD DISCLOSURE

         The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Pilot Therapeutics Holdings, Inc. that the information is material or that the dissemination of the information is required by Regulation FD.

On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-QSB for the period ended June 30, 2002 accompanied by the certifications of Floyd H. Chilton III, Ph.D., the registrant's chief executive officer, and David J. Mills, the registrant's controller and treasurer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.3 and 99.4.


EXHIBITS

99.3 Certification of Floyd H. Chilton III, Ph.D., the Chief Executive Officer of the Company

99.4     Certification of David J. Mills, the Controller and Treasurer of the
         Company


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Pilot Therapeutics Holdings, Inc.

                                   By:     /s/ Floyd H. Chilton III Ph.D.
                                      ---------------------------------------
                                        Floyd H. Chilton III, Ph.D.
                                        President and Chief Executive Officer


Date: August 14, 2002